SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of report: November 4, 2008
(Date of earliest event reported)

INCENTRA SOLUTIONS, INC.
(Exact name of Registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-16031	86-0793960
(Commission File No.)	(I.R.S. Employer
Identification No.)

1140 Pearl Street
Boulder, Colorado 80302
(Address of principal executive offices; zip code)

(303) 449-8279
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

Item 2.02 Results of Operations and Financial Condition

On November 4, 2008, we issued a press release announcing our financial results for the third quarter and nine months ended September 30, 2008. A copy of the press release is attached hereto as Exhibit 99.1.

SECTION 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

The description of our press release in Item 2.02 above is incorporated herein by reference.

The information contained herein and in the accompanying exhibit is being furnished pursuant to “Item 7.01. Regulation FD.” The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any of our filings, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise be subject to the liabilities of that section, or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

SECTION 9-FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Number	Document

99.1	Press Release, dated as of November 4, 2008, announcing our 2008 Third Quarter and Nine-Month Results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

INCENTRA SOLUTIONS, INC.

Date: November 4, 2008	By: /s/ Anthony DiPaolo

Anthony DiPaolo
Chief Financial Officer